UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 7, 2005

SCHOOL SPECIALTY, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	000-24385	39-0971239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W6316 Design Drive Greenville, Wisconsin 54942
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (920) 734-5712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Items.

As previously disclosed in connection with the Agreement and Plan of Merger, as amended (the “Merger Agreement”), dated as of May 31, 2005, by and among LBW Holdings, Inc. (“LBW Holdings”), LBW Acquisition, Inc. (“LBW Acquisition”) and the School Specialty, Inc. (the “Company”), which provides for the merger of LBW Acquisition, a wholly-owned subsidiary of LBW Holdings, with and into the Company (the “Merger”), LBW Holdings is not obligated to close under the debt financing to be used to finance a portion of the purchase price in the Merger if on any three days on or between September 15, 2005 and October 31, 2005, 1-year LIBOR (London interbank offer rate) was above 4.5%.  On October 4, 2005, 1-year LIBOR was 4.53000%, and on October 5, 2005, 1-year LIBOR was 4.51063%.  On October 7, 2005, 1-year LIBOR was 4.51875%.  As a result, LBW Holdings may elect not to close under the debt financing and to terminate the Merger Agreement.  LBW Holdings has not informed the Company whether it intends to take any of these actions.

On October 7, 2005, School Specialty, Inc. issued a press release regarding the foregoing and updating the status of the supplemental due diligence being performed by LBW Holdings in connection with the Merger.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Important Information

Shareholders and other interested parties are urged to review the Merger Agreement.  To obtain a copy of the Merger Agreement and the amendment thereto, both of which have been filed as an exhibit to a Form 8-K filed with the SEC, go to the Company’s website, http://www.schoolspecialty.com.

Cautionary Statement Concerning Forward-Looking Information

Any statements made in this report about future results of operations, expectations, plans or prospects, including statements regarding completion of the transactions contemplated by the Merger Agreement, constitute forward-looking statements.  Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “should,” “plans,” “targets,” and/or similar expressions.  These forward-looking statements are based on School Specialty’s current estimates and assumptions and, as such, involve uncertainty and risk.  Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those contemplated by the forward-looking statements.  The Company may not be able to complete the transactions contemplated by the Merger Agreement because of a number of factors, including the failure of the LBW Holdings to obtain financing, the failure to satisfy other closing conditions or the factors described in the Company’s other filings with the Securities and Exchange Commission, including Exhibit 99.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2005, which factors are incorporated herein by reference.  Except to the extent required under the federal securities laws, the Company does not intend to update or revise the forward-looking statements.

Item 9.01.  Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 7, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHOOL SPECIALTY, INC.

Dated: October 11, 2005	By: /s/ Mary M. Kabacinski
Mary M. Kabacinski Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 7, 2005